Exhibit 99.1

June 2016 1

June 2016 2 Forward Looking Statements This presentation may include "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements herein that are not clearly historical in nature are forward - looking, and the words "anticipate," "assume," "believe," "expect," "estimate," "plan," "will," "may," and the negative of these and similar expressions generally identify for ward - looking statements. All forward - looking statements involve risks, uncertainties and contingencies, many of which are beyond Flamel's control and could cause actual results to differ materially from the results contemplated in such forward - looking statements. These risks, uncertainties and contingencies include the risks relating to: our dependence on a small number of products and customers for the majority of our revenues; the possibility that our Bloxiverz ® and Vazculep ® products, which are not patent protected, could face substantial competition resulting in a loss of market share or forcing us to reduce the prices w e c harge for those products; the possibility that we could fail to successfully complete the research and development for the two pipe lin e products we are evaluating for potential application to the FDA pursuant to our "unapproved - to - approved" strategy, or that competitors could complete the development of such products and apply for FDA approval of such products before us; our dependence on the performance of third parties in partnerships or strategic alliances for the commercialization of some of ou r products; the possibility that our products may not reach the commercial market or gain market acceptance; our need to invest substantial sums in research and development in order to remain competitive; our dependence on certain single providers for development of several of our drug delivery platforms and products; our dependence on a limited number of suppliers to manufacture our products and to deliver certain raw materials used in our products; the possibility that our competitors may develop and market technologies or products that are more effective or safer than ours, or obtain regulatory approval and mar ket such technologies or products before we do; the challenges in protecting the intellectual property underlying our drug delive ry platforms and other products; our dependence on key personnel to execute our business plan; the amount of additional costs we will incur to comply with U.S. securities laws as a result of our ceasing to qualify as a foreign private issuer; and the oth er risks, uncertainties and contingencies described in the Company's filings with the U.S. Securities and Exchange Commission, includin g o ur annual report on Form 10 - K for the year ended December 31, 2015, all of which filings are also available on the Company's website. Flamel undertakes no obligation to update its forward - looking statements as a result of new information, future events or otherwise, except as required by law.

June 2016 3 Investment Highlights Mission: Build a diversified specialty pharmaceutical company that controls 100% of its drug development and future • Profitable; strong cash flow & balance sheet – NO DEBT • $84.3 million cash flow from operations generated in 2015 • $160 million in cash and marketable securities as of March 31, 2016 Strong Financial Position • Trial using Micropump ® applied to sodium oxybate to begin mid 2016 • Current market size in excess of $900 million Phase III Trial • 3 branded anesthetic products with little competition • 4 products added through acquisition of FSC Pediatrics in Q1 2016 Expanding Product Portfolio • Micropump ® sodium oxybate • LiquiTime ® for OTC and Rx • Trigger Lock ™ hydromorphone • Medusa ™ exenatide Robust Pipeline • Technology patent life extends to a minimum of 2025 • Product specific IP Extensive IP

Corporate Transformation


Established as drug delivery & formulation company
1990
Coreg CR® using Micropump ® received FDA approval (GSK partnered product)
2006
Flamel acquired Éclat Pharmaceuticals
2012
FDA approval for Bloxiverz®
2013
FDA approval for Vazculep®
2014
Sold manufacturing facility in Pessac
IP transferred to Ireland
LiquiTime™ licensed to Perrigo for OTC
2015
$173.2 million product revenue; $84 million cash from operations
Acquired FSC Pediatrics
2016
FDA approval of Akovaz™
Filed SPA for Micropump sodium oxybate

In past 3 years, received 3 NDA approvals, validated its LiquiTime technology & transformed into a profitable, cash flow positive specialty pharma company

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June 2016 5 2016 Expectations 1 UMD is Flamel’s Unapproved Marketed Drugs Strategy, which takes unapproved drugs through the FDA approval process. These products are not protected by IP and are subject to generic filers. Complete cross - border merger from France to Ireland Commence registration & dosing for pivotal study of Micropump ® sodium oxybate by mid year Launch Akovaz ™ (Approved on 4/29/16) Integrate FSC Pediatrics: $10 - $15 million in product revenues Begin licensing discussions for Trigger Lock™ & Medusa platforms Begin development of UMD #4 1 Achieve total product sales of $ 110 - $130 million

Current Pipeline

Drug/ Technology	Indication	Proof of Concept	Pilot	Phase III	Under Review	Approved
Unapproved Marketed Drug #4	Undisclosed					
Sodium oxybate/ Micropump®	Narcolepsy					
Hydromorphone / Trigger Lock™	Pain					
Exenatide/Medusa™	Diabetes					

Partnered Products						
Ibuprofen / LiquiTime®	Pain / Fever					
Guaifenesin / LiquiTime®	Respiratory					

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June 2016 7 Xyrem® FY 2016 sales expected to be $1.095 - $1.130 billion Sodium Oxybate Market Opportunity * GlobalData & JAZZ’s 4Q’15 e a rnings call >~ 178 , 000 narcoleptic patients in U . S . * < 13,000 patients on treatment* Large untapped opportunity exists in narcolepsy patient population >150,000 patients not on sodium oxybate therapy

June 2016 8 Micropump ® Sodium Oxybate (F T218) * Xyrem prescribing information Micropump sodium oxybate studied in 40 healthy volunteers at 4.5 grams, 6 grams and 7.5 grams Results showed: Similar onset of action as Xyrem Slightly lower Cmax than Similar blood levels at hours 7 - 8 Sodium Oxybate : Standard of care for treatment of excessive daytime sleepiness (EDS) & cataplexy for patients suffering from narcolepsy Dosed twice nightly* 3 - 4.5 grams at bedtime 3 - 4.5 grams at 2.5 – 4 hrs later Potential to eliminate 2 nd dose & provide other patient benefits Pivotal trial to begin mid year 2016

June 2016 9 Micropump ® Overview Robust platform technology utilizing microparticles for the extended/delayed release of drugs in GI tract Micropump 1 st approved in 2006 in Coreg CR (carvedilol) 10 years – no generics Tailored release profile solves dosing problems related to PK profiles and drugs with short half lives Applicable to wide variety of molecules Patented through 2027 with product specific patents to extend protection

Trigger Lock™ Hydromorphone (FT227)

Studied in 30 healthy volunteers: 3 FT227 prototypes (fasted & fed)

Results:

1 formulation bioequivalent to Jurnista© (fasted) both AUC & Cmax

Selected formulation to advance into pivotal trial

Abuse-deterrent, extended-release, oral solid for application with opioids

Total U.S. Rx painkillers 2015: **$6.5B**

OxyContin® (ER oxycodone): **$2.1B**

ER hydromorphone (Exalgo® & generics): **$138M**

Commenced licensing discussions for platform technology

Independent study confirmed better extraction/recovery than Exalgo & Oxycontin

Awaiting FDA feedback on next steps

[1] *IMS data* [2] *"America's Addiction to Opioids: Heroin and Prescription Drug Abuse" (National Institute on Drug Abuse, May 14, 2014)*

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June 2016 11 Overview • Extended release liquid oral suspension for more convenient and improved dosing with a focus on pediatric and geriatric markets • Exclusive U . S . rights licensed to Perrigo for the OTC drug market : development ongoing • Flexible capability allows for the combination of multiple active ingredients Market Opportunity • Cough and cold U . S . market is estimated at $ 6 . 5 billion annually 1 • Additional products to be announced throughout 2016 • Potential for liquid prescription products is largely untapped LiquiTime ® Platform Overview 1 IMS – U.S. sales

June 2016 12 FT228 Overview • Subcutaneous injection formulation of exenatide , a GLP - 1 (glucagon - like peptide – 1 ) for treatment of Type 2 diabetes • Interim Phase I human clinical data reported in December 2015 • PK profile compatible with a release over one week in humans • Data for phase 1 b study in 1 H 2016 Market Opportunity GLP - 1 products recorded $3.9 billion* of sales: • $2.5 million for Victoza ® (once a day liraglutide , Novo Nordisk) • $736 million for Bydureon ® (once - a - week exenatide , AstraZeneca) • $319 million for Byetta ® (twice - a - day exenatide , AstraZeneca) Medusa™ Exenatide ( FT228) * IMS – U.S. sales in 2015

June 2016 13 Marketed Products

Éclat Portfolio Products


Bloxiverz
Bloxiverz

Bloxiverz® (neostigmine methylsulfate injection)

- Indication: Reverses neuromuscular blockades used in surgical procedures
- 1 of 3 approved versions; ~ 4 million vials sold annually in the U.S.*

Vazculep® (phenylephrine hydrochloride injection)

- Indication: Treatment of hypotension resulting primarily from vasodilation in the setting of anesthesia
- Form: 1 mL single use vials, 5 mL and 10 mL
  - 1mL vial – **5.7** million   5mL vial – **1.2** M   10mL vial – **0.2** million


Vazculep
Vazculep


Akovaz™
(Ephedrine Sulfate Injection, USP)
(50 mg/mL)

Akovaz™ (ephedrine sulfate injection)

- Indication: Treatment of clinically important hypotension occurring in the setting of anesthesia
- ~ 5 million vials sold annually in the U.S.

* IMS data

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June 2016 15 Pediatric Products • Indication: Perennial allergic rhinitis in children 2 years of age and older • Patent protection through March 2029 • Rx antihistamine market size in U.S. ~ $110M • Indication: 2nd generation Cephalosporin covering a variety of common pathogens • For children as young as 1 year • U.S. Market for Cephalosporin ~ $300M • Indication: Treatment of GERD in pediatric patients aged 1 - 11 years • Proton Pump Inhibitor (PPI) • Market size in U.S. ~ $110M • Indication: Collapsible asthma spacer for use with metered dose inhalers (MDIs) • Patent protection through March 2028 • Market size in U.S. ~ $50 M

June 2016 16 Strong Intellectual Property Platform US Europe Micropump® July 2027 July 2023 LiquiTime® September 2025 April 2023 Trigger Lock™ April 2027 May 2026 (pending) Medusa™ June 2031 June 2027 (pending) Product US Karbinal ™ ER March 2029 AcipHex ® Sprinkle™ September 2016 Flexichamber ® March 2028 Patent Protection Through.. Product specific IP utilizing platforms will extend patent life

June 2016 17 Seasoned Senior Management Name Title Experience Michael S. Anderson Chief Executive Officer 40+ years Pharma Mike Kanan Senior Vice President and Chief Financial Officer 30+ years Financial Phillandas T. Thompson Senior Vice President, General Counsel 16+ years Legal Sandy Hatten Senior Vice President, Quality and Regulatory Affairs 30+ years Pharma Gregory J. Davis Vice President, Corporate and Business Development 20+ years Pharma David Monteith, Ph.D. Vice President, Research and Development 25+ years Pharma Dhiren D’Silva Vice President of Irish and European Operations 19+ years Business

June 2016 18 Key Financial Metrics (Unaudited) Income Statement Metrics Three months ended March 31, 2016 2015 Revenue $ 36.2 $32.9 COGS (4.4) (3.6) R&D (5.4) (6.0) SG&A (9.5) (4.5) Acquisition Earn - Out Payments/Accruals (5.4) (6.0) Adj Op. Profit (Loss) * 11.5 12.8 Adj. Net Income (Loss) * 1.6 4.7 Adjusted Diluted EPS * 0.04 0.11 * = Non - GAAP. See Reconciliation of Non GAAP to GAAP in Appendix Balance Sheet Metrics March 31, Dec 31, 2016 2015 Cash & Marketable Securities $ 160.0 $144.8 Goodwill & Intangible Assets 57.0 34.3 Long - term Contingent Consideration Liability 131.0 122.7 In Millions USD, Except P er S hare D ata: Cash Flow Metrics Three months ended March 31, 2016 2015 Free Cash Flow * $ 13.0 $ 24.7

June 2016 19 Flamel Technologies Transformed • Strong financial condition - profitable with strong cash flow and balance sheet • Seven FDA approved products • Experienced management team • Robust pipeline with extensive IP protection Mission: To build a diversified specialty pharmaceutical company that controls 100% of its drug development and future

June 2016 20 Appendix

June 2016 21 Reconciliation of Non GAAP to GAAP Results

June 2016 22 Reconciliation of Non GAAP to GAAP Results Free Cash Flow Net cash provided by operating activities 22,498$ 25,275$ Less: Purchases of property and equipment (460) (234) Contingent consideration - Acquisition-related payments (8,014) (325) Contingent consideration - Financing-related payments (1,092) - Free Cash Flow 12,932$ 24,716$

June 2016 23 Diversified and Proven Drug Delivery Platforms • Outstanding drug delivery platforms to tackle key challenges in the formulation, in various dosage forms (e . g . capsules, tablets, sachets or oral liquid suspensions ; or injectable for subcutaneous administration) of a broad range of drugs (already - marketed , off - patent or novel) Micropump, LiquiTime, Trigger Lock and Medusa are trademarks of Flamel Ireland Ltd. Modified/Controlled Release of Solid Oral Drugs Modified/Controlled Release of Liquid Oral Drugs Abuse - Deterrent Extended Release of Opioids Modified/Controlled Release of Injectable Drugs

June 2016 24 Micropump® Platform a t a Glance • Extended/delayed - release of drugs in the GI tract • Precise pharmacokinetics of single or combination of drugs in various formats • Numerous Micropump® - based products successfully tested in human clinical trials Various dosage forms (tablet, capsule, sachet, liquid) Commercial stage platform approved in the USA and EU Widely used and accepted excipients Rapid development time Combination of multiple release profiles and/or multiple active ingredients Taste - masking properties Easy to scale - up Strong IP position

June 2016 25 • Microparticles are dispersed in the stomach and pass into the small intestine, after which each microparticle releases the drug at an adjustable rate and over an extended period of time (up to 24 hours) • Drug released at an adjustable rate controlled and/or delayed • Micropump® microparticles can be used separately or together to provide highly specialized delivery profiles Micropump Microparticles for Controlled/Modified Release Granules drug granulate or layered neutral core

June 2016 26 LiquiTime® Platform at a Glance LiquiTime® is a novel, proprietary and innovative delivery platform allowing the stable L iquid and controlled release formulation of one or several combined drugs over Time LiquiTime® meets challenges faced in the treatment of pediatric and geriatric patients and patient populations who have difficulty swallowing tablets or capsules, and may provide better patient compliance LiquiTime’s versatility allows once - or twice - daily liquid formulations of a wide variety of drugs This graph illustrates the different near zero - order release profiles which can be tailored for the same drug

LiquiTime® for Extended-Release Liquid Suspension

Liquid suspension contains small coated drug microparticles

A dose typically contains 5,000 to 50,000 particles





ER microparticles are suspended in the liquid medium

Granules
drug granulate or layered neutral core


DRUG
POLYMER COATING
150-500 µm

Coating
- controls diffusion
- keeps its integrity
- offers good resistance to stress

Each microparticle is individually coated and behaves as an independent micro reservoir

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June 2016 Trigger Lock™ is a proprietary and innovative delivery platform that enables the controlled release of opioid analgesics while deterring abuse x The sustained release Micropump ® - based microparticles are virtually impervious to crushing x Trigger Lock™ resists extraction attempts to prevent injection, even in boiling liquids and with alcohol x Trigger Lock™ preserves the bioavailability of the opioid analgesics x Trigger Lock™ is compatible with different dosage forms (capsules, tablets) Trigger Lock ™ Platform at a Glance

Trigger Lock™ For Abuse Deterrence

1. **Drug loaded Micropump® microparticles**
   Sustained Release (SR) microparticles individually polymer coated which are resistant to crushing

2. **Viscosifying ingredient(s)**
   To prevent abuse by injection after extraction in a small volume of solvent

3. **Quenching ingredient(s)**
   To prevent extraction in large volumes of liquid (forming a complex with the opioid preventing its solubilization in aqueous/alcoholic medium)

➔ **Each microparticle retains its polymer coating**

➔ **Trigger Lock™ is virtually impervious to crushing**

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June 2016 30 Medusa Depot Solubilization and stabilization of drugs Applicable to a wide range of small molecules, peptide and protein drugs Safe, non - immunogenic and fully biodegradable Sustained delivery from 1 to 7 days in human Combination of several different drugs in the same formulation Bio - friendly, water - based, solvent - free formulation process Strong IP position Medusa™ Platform at a Glance

June 2016 31 Medusa ™ Depot for Injection COO - Na + COO - Na + COO - Na + COO - Na + COO - Na + COO - Na + COO - Na + Vitamin E Polyglutamate chain Drug solution or powder Formulation by simple mixing in water Non - covalent association ( reversible hydrophobic and/or electrostatic interaction) of the drug with Medusa ™ Injection In vivo depot formation 1 2 3 Sustained release of the unmodified drug over 1 to 7 days * * * Water clear liquid Solution Or Freeze - dried In Vitro In Vivo • Made of polyglutamic acid and Vitamin E • Amphiphilic and spontaneous association in water • Complexes are stable over a wide range of pH